                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  Know all men by these presents, that each of the undersigned hereby authorizes James N. Farley, Makoto Kouzuma, and Roger K. Marach, each with full power of substitution, to execute in the name and on behalf of such person a Registration Statement on Form S-3 and all amendments thereto (including post-effective amendments) and, if necessary, a Registration Statement on Form S-3 filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, making such changes to such Registration Statement and any amendment and any post-effective amendment thereto as the Registrant deems appropriate, and appoints each of James N. Farley, Makoto Kouzuma, and Roger K. Marach, each with full power of substitution, attorney-in-fact to sign such Registration Statement and any amendment and any post-effective amendment thereto, and any Registration Statement on Form S-3 filed pursuant to Rule 462, and to file the same, with exhibits thereto, and other documents in connection therewith.

                SIGNATURES                                     TITLE
                ----------                                     -----


          /s/ James N. Farley               Chairman, Chief Executive Officer and
___________________________________________   Director
              James N. Farley

          /s/ Makoto Kouzuma                President, Chief Operating Officer and
___________________________________________   Director
              Makoto Kouzuma

          /s/ Roger K. Marach               Treasurer, Assistant Secretary and Chief
___________________________________________   Financial Officer
              Roger K. Marach

           /s/ Neil R. Bonke                Director
___________________________________________
               Neil R. Bonke

         /s/ Thomas J. McCook               Director
___________________________________________
             Thomas J. McCook

           /s/ Stuart Meyer                 Director
___________________________________________
             Dr. Stuart Meyer

           /s/ Robert Miller                Director
___________________________________________
               Robert Miller

         /s/ Carl S. Pedersen               Director
___________________________________________
             Carl S. Pedersen